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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        January 20, 2003
                                                -------------------------------


                               Caminus Corporation
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               (Exact name of registrant as specified in charter)


               Delaware                              000-28085                            13-4081739
     ----------------------------                   -----------                       -------------------
     (State or other jurisdiction                   (Commission                          (IRS Employee
           of incorporation)                        File Number)                      Identification No.)
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  825 Third Avenue, New York, New York                     10022
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code       (212) 515-3600
                                                   ----------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)








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Item 5.  Other Events.

         On January 21, 2003, Caminus Corporation ("Caminus") and SunGard Data
Systems Inc. ("SunGard") announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 20, 2003, by and among Caminus, SunGard, and Rapid Resources Inc., a wholly owned subsidiary of SunGard ("Merger Sub"). Upon the terms and subject to the conditions set forth in the Merger Agreement:

         (1) Merger Sub will commence a cash tender offer to acquire all outstanding shares of Caminus Common Stock at a price of $9.00 per share in cash.

         (2) Following successful completion of the tender offer, and the satisfaction or waiver of certain conditions, Merger Sub will merge with and into Caminus, with Caminus surviving the merger as a wholly owned subsidiary of SunGard, and all remaining outstanding shares of Caminus Common Stock will be converted into the right to receive $9.00 per share in cash.

         The consummation of the transaction is subject to customary conditions, including that at least a majority of the fully diluted shares are tendered in the tender offer and the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Merger
Agreement is attached hereto as Exhibit 2.1.

         Certain stockholders of Caminus holding in the aggregate Common Stock representing approximately 26% of the of the total outstanding shares on a fully diluted basis have entered into a "Tender and Voting Agreement" with SunGard and Merger Sub in which they have agreed, among other things, to tender their shares into the offer. Such stockholders have also granted SunGard a proxy with respect to the voting of their shares of Caminus Common Stock, upon the terms set forth in the Tender and Voting Agreement.

         A copy of the press release issued by Caminus and SunGard on January
21, 2003, announcing the transactions contemplated by the Merger Agreement, is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements:

                Not required.

         (b) Pro Forma Financial Information:

                Not required.

         (c) Exhibits:

             2.1 Agreement and Plan of Merger, dated as of January 20, 2003, by and among Caminus Corporation, SunGard Data Systems Inc., and Rapid Resources Inc.

             99.1  Press Release entitled "SunGard to Acquire Caminus," dated
                   January 21, 2003.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Caminus Corporation
                                             ---------------------------------
                                                        (Registrant)

Date: January 20, 2003                       By: /s/ William P. Lyons
                                                 ------------------------------
                                                 William P. Lyons
                                                 President and CEO



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                                  Exhibit Index

Exhibit    Description
-------    -----------
2.1        Agreement and Plan of Merger, dated as of January 20, 2003, by and among Caminus Corporation, SunGard Data Systems Inc., and
           Caminus Acquisition Corp. Inc.

99.1       Press Release entitled "SunGard to Acquire Caminus," dated
           January 21, 2003.





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